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                             UNITED STATES DISTRICT COURT
                                DISTRICT OF MINNESOTA
                                   FOURTH DIVISION


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IN RE LASERMASTER TECHNOLOGIES,                          CIVIL FILE NO. 4-95-631
INC. SECURITIES LITIGATION

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                              STIPULATION OF SETTLEMENT

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                                  TABLE OF CONTENTS

                                                                PAGE
                                                                ----
I.        DEFINITIONS..........................................   1
II.       DESCRIPTION OF THE LITIGATION........................   5
III.      BENEFITS OF SETTLEMENT TO THE CLASS
          PLAINTIFFS...........................................   6

IV.       THE SETTLING DEFENDANTS' REASONS FOR SETTLEMENT......   7
V.        NO ADMISSION OF LIABILITY............................   7
VI.       INTENT OF THE PARTIES TO THIS SETTLEMENT.............   8
VII.      TERMS OF THE AGREEMENT AND STIPULATION...............   9
          A.   FINANCIAL TERMS.................................   9
          B.   RELEASE TERMS...................................  11

VIII.     THE COURT'S ORDER PRELIMINARILY APPROVING
          THE SETTLEMENT.......................................  12

IX.       JUDGMENT TO BE ENTERED BY THE COURT
          APPROVING THE SETTLEMENT.............................  13

X.        DEPOSITORY AGREEMENT.................................  14

XI.       SUPERVISION AND DISTRIBUTION OF THE
          CLASS SETTLEMENT FUND................................  14

XII.      CONDITIONS OF SETTLEMENT; EFFECT OF
          DISAPPROVAL; CANCELLATION AND TERMINATION............  15

XIII.     MISCELLANEOUS PROVISIONS.............................  16

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                              STIPULATION OF SETTLEMENT



          THIS STIPULATION OF SETTLEMENT (the "Stipulation") is made as of July 11, 1997, by and among the following parties: (1) the Class Plaintiffs (as hereinafter defined), by and through all of their attorneys in the Litigation (as hereinafter defined), (2) the Individual Defendants (as hereinafter defined), by and through their attorneys in the Litigation; (3) LaserMaster Technologies, Inc. ("LaserMaster"); and (4) Virginia Surety Company, Inc. ("Virginia Surety").

I.        DEFINITIONS.

          A. The "Class" or "Class Plaintiffs" means the class of persons defined by the Court in its Order of December 5, 1996, as follows:

          All persons or other entities who purchased LaserMaster Common Stock on the open market during the period December 2, 1993, through December 8, 1994, inclusive, and who suffered damage thereby. Excluded from the Class are the defendants herein, members of the immediate family of each of the Individual Defendants, any person, firm, trust, corporation, officer, director or other individual or entity in which defendants have a controlling interest or which is related to or affiliated with either the Individual Defendants or LaserMaster, and the legal

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          representatives, heirs, successors-in-interest or assigns of any such excluded party.

          B. "Class Action Complaint" or "Class Complaint" means the Consolidated and Amended Class Action Complaint filed with the Court, which consolidated the following actions: JOHN D. BECKER, ET AL V. LASERMASTER TECHNOLOGIES, INC., Civil No. 4-95-631, ALVIN E. MCQUINN V. LASERMASTER TECHNOLOGIES, INC., Civil No. 4-95-904, and JOSEPH A. NIELSON V. LASERMASTER TECHNOLOGIES, INC., Civil No. 4-96-94.

          C.   "Class Member" means a member of the Class.

          D. "Class Period" means the period from December 2, 1993, to December 8, 1994, inclusive.

          E. "Class Representative" means each of the following: John D. Becker, Jerome P. Florczak, Georgia L. Sushoreba, Alvin E. McQuinn and Joseph A. Nielson.

          F. "Class Settlement Fund" means the Virginia Surety Contribution and the LaserMaster Contribution together with any interest earned and to be earned thereon.

          G. "Depository" means Norwest Bank Minnesota, N.A., which bank or institution shall perform its duties as set forth in this Stipulation and in the Depository Agreement, attached hereto as Exhibit A.

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          H.   "Effective Date" means the day after the date on which the
Court's judgment approving this Stipulation becomes Final. As used in this Stipulation, "Final" means the date upon which the judgment in the litigation becomes not subject to further appeal or review. Thus, "Final" means, without limitation, the date of expiration of the time for the filing or noticing of any appeal from the final judgment of the Court, without any appeal being filed therein (i.e., 30 days); or, if an appeal is filed in the Litigation, the date upon which the judgment in the Litigation is finally affirmed on appeal, or the appeal is finally dismissed, without any request for further discretionary review of such appellate decision being sought; or, if further discretionary review of such appellate decision is sought, the date upon which such discretionary review is denied or, if granted, results in final affirmance of the judgment in the Litigation. Any proceeding or order, or any appeal or petition for a writ of certiorari pertaining solely to any application for or award of attorneys' fees, costs or expenses, shall in no way delay or preclude the judgment in the Litigation from becoming Final.

          I. "Individual Defendants" means Melvin L. Masters, Robert J. Wenzel, Lawrence J. Lukis and Ralph Rolen, individually

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and as a trustee of Masters Trust I, and Masters Trust I, all and each of them, and all and each of their respective assigns, successors, agents, representatives, attorneys, accountants, heirs, executors, administrators and insurers. Mr. Rolen had originally been named as a defendant in the Litigation but, on motion, all claims against Mr. Rolen were dismissed, without prejudice. Mr. Rolen has been named as an Individual Defendant in this Stipulation in order to effect a dismissal with prejudice of claims against him and the parties stipulate that the effect of Mr. Rolen's inclusion as an Individual Defendant is to amend the previous Order of dismissal to dismiss, with prejudice, all claims against Mr. Rolen.

          J. "Lead Counsel" for Class Plaintiffs in connection with this Litigation and Stipulation is Richard A. Lockridge of the firm of Lockridge Grindal Nauen & Holstein P.L.L.P.

          K. The "Litigation" means the action known as IN RE LASERMASTER TECHNOLOGIES, INC. SECURITIES LITIGATION, Civil File No. 4-95-631, including actions consolidated thereunder.

          L. "LaserMaster" means LaserMaster Technologies, Inc., a Minnesota corporation, and all and each of its predecessors, successors, assigns, direct and indirect subsidiaries, divisions, parents, affiliates and related

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corporations and entities, and all and each of its and their respective predecessors, successors and assigns and all and each of its and their present and former officers, directors, holders of LaserMaster common stock (other than members of the Plaintiff Class), partners, principals, insurers, underwriters, investment brokers, employees, auditors, attorneys and agents, and their respective assigns, successors, agents, representatives, heirs, executors, administrators and insurers.

          M. "Settled Claims" means any and all claims, actions, causes of action, rights or liabilities which exist or may in the future exist against the Settling Defendants by reason of any matter, event, cause or thing whatsoever arising out of, relating to or in any way connected with (1) the actual purchase during the Class Period of any LaserMaster securities by a Class Member; (2) the status of a Class Member as a shareholder of LaserMaster during the Class Period; and (3) any of the facts, circumstances, transactions, events, occurrences, acts, omissions or failures to act that are or could have been brought in the Litigation, including, without limitation, LaserMaster's Form 10-K for fiscal year 1992 and Forms 10-K and 10-Q for fiscal years 1993 and 1994 and the periods within each year; LaserMaster's Annual Reports for 1992, 1993 and 1994,

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respectively; all public announcements by LaserMaster in 1993 and 1994; and
telephone, personal and other contacts made by personnel or other representatives of LaserMaster, including, without limitation, one or more of the Individual Defendants with stock market professionals, analysts, money managers, and other members of the securities, investment and business communities.

          N. "Settling Defendants" means LaserMaster and the Individual Defendants.

          O. "Settlement Counsel" means Jack L. Chestnut of the law firm of Chestnut & Brooks, P.A., 3700 Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402.

II.       DESCRIPTION OF THE LITIGATION.

          In October and December, 1995, three class action lawsuits were commenced against LaserMaster and the Individual Defendants in the United States District Court, District of Minnesota (the "Court"). The actions were consolidated into Civil File No. 4-95-631 under the caption IN RE LASERMASTER TECHNOLOGIES, INC. SECURITIES LITIGATION. The consolidated lawsuits were brought pursuant to Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, 15 U.S.C. SECTIONS 78j(b) AND 78t(a), and Rule 10b-5.

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          By Order dated December 5, 1996, the Court certified the following class of shareholders:

          All persons or other entities who purchased LaserMaster Common Stock on the open market during the period December 2, 1993, through December 8, 1994, inclusive, and who suffered damage thereby. Excluded from the Class are the defendants herein, members of the immediate family of each of the Individual Defendants, any person, firm, trust, corporation, officer, director or other individual or entity in which defendants have a controlling interest or which is related to or affiliated with either the Individual Defendants or LaserMaster, and the legal representatives, heirs, successors-in-interest or assigns of any such excluded party.

          Over the year and one-half that this Litigation was pending, various motions were filed by the Defendants, resisted by the Class Plaintiffs, and were heard by the Court. In addition, there were many negotiations between Class Plaintiffs and the Defendants with respect to possible settlement. The last set of negotiations resulted in a Memorandum of Understanding, reached on April 21, 1997, a true and correct copy of which is attached hereto as Exhibit B. Those negotiations, held under the supervision of The Honorable Robert Schiefelbein (Ret.), brought about this Stipulation to conclude amicably the Litigation.

III.      BENEFITS OF SETTLEMENT TO THE CLASS PLAINTIFFS.

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          Counsel for Class Plaintiffs have weighed carefully the benefits to the Class of a settlement of the Litigation for the consideration being offered by the Settling Defendants against the significant cost, risk and delay that continued prosecution of the Litigation would involve. Counsel for Class Plaintiffs also have taken into account the anticipated difficulty of proving both liability and the amount of damages.

IV.       THE SETTLING DEFENDANTS' REASONS FOR SETTLEMENT.

          The Settling Defendants have concluded that the further conduct of the Litigation against them would be protracted and expensive for all parties. Substantial amounts of time, energy and resources of the Settling Defendants have been and, unless this settlement is made, will continue to be devoted to the defense of the claims asserted by the Class Plaintiffs in the Litigation. The Settling Defendants also recognize that there are risks attendant in any litigation. The Settling Defendants have, therefore, determined that it is desirable and beneficial that the Litigation be settled in the manner and upon the terms and conditions set forth in this Stipulation to eliminate the burden and expense of further protracted litigation, which is in the best interest of LaserMaster and its shareholders.

V.        NO ADMISSION OF LIABILITY.

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          The Settling Defendants have denied and continue to deny each and all of the claims and contentions alleged in the Litigation. The Settling Defendants repeatedly have asserted, and continue to assert, many defenses thereto, and have expressly denied and continue to deny any wrongdoing or legal liability arising out of any of the conduct alleged in the Litigation. The Settling Defendants have also denied and continue to deny, INTER ALIA, the allegations that the Class Plaintiffs have suffered any damage and that the prices of LaserMaster stock were artificially inflated.

          Neither this Stipulation, nor any exhibit hereto nor any document referred to herein, nor any action taken to carry out this Stipulation, is, may be construed as, or may be used as an admission by or against the Defendants of any fault, wrongdoing or liability whatsoever. Pursuant to Rule 408, Fed. R. Evid., the fact of entering into or carrying out this Stipulation, the exhibits hereto or documents referred to herein and any negotiations and proceedings related thereto, shall in no event be construed as, or deemed to be evidence against, an admission or concession of liability by or an estoppel against any of the undersigned parties, nor a waiver of any applicable statute of limitations or repose, and shall not be offered or

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received into evidence in any action or proceeding against any undersigned party in any judicial, quasi-judicial, arbitral, administrative agency or other tribunal or proceeding for any purpose whatsoever, other than to enforce the provisions of this Stipulation or the provisions of any related agreement or exhibit hereto.

VI.       INTENT OF THE PARTIES TO THIS SETTLEMENT.

          The parties to this Stipulation intend, through this Stipulation, to achieve a total peace between and among the Class and LaserMaster and the Individual Defendants with respect to any claims asserted, or which could have been asserted, against LaserMaster and/or the Individual Defendants in this action.

VII.      TERMS OF THE AGREEMENT AND STIPULATION.

          NOW, THEREFORE, it is hereby stipulated and agreed, by and among the undersigned parties, that the Litigation shall be settled, compromised and dismissed, with prejudice, subject to the approval of the Court pursuant to Rule 23(e) of the Federal Rules of Civil Procedure on terms and conditions as hereinafter set forth.

          A.   FINANCIAL TERMS

               1. Within three (3) business days of entry of the Order for Preliminary Approval of Settlement,

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     Virginia Surety shall transmit, in accordance with the terms of the
     Depository Agreement, the sum of $2,464,000.00 to Norwest Bank Minnesota, N.A. for the account of Plaintiff Class ("Virginia Surety Contribution"). All expenses incurred by the Plaintiff Class and Plaintiff's counsel in connection with the administration of this settlement shall be deducted from the Virginia Surety Contribution.

               2. LaserMaster, in its sole and reasonable discretion, shall have the option of (i) contributing common stock valued at $636,000.00, the number of shares determined by the bid price at the close of business on January 23, 1998; or (ii) contributing cash, in the amount of $636,000.00, thirty (30) days after January 23, 1998. On January 26, 1998, counsel for LaserMaster shall advise Settlement Counsel which option LaserMaster has elected. This contribution shall be known as the LaserMaster Contribution. If LaserMaster elects, at its sole option, to contribute common stock, it shall file, at its expense, a Registration Statement with the Securities Exchange Commission ("SEC") within sixty (60) days after its election, and then use its best efforts to register the common stock with the SEC to permit the free transferability

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     and sale of the common stock which is the LaserMaster Contribution.
     LaserMaster cannot advise the Plaintiff Class whether the SEC will declare the Registration Statement effective, whether the common stock will become freely transferable, or, if the Registration Statement becomes effective, when the Registration Statement will be declared effective. Settlement Counsel is authorized to sell the common stock as soon as it becomes freely transferrable. The proceeds from said sale shall be deposited with the Depository pursuant to the Depository Agreement.

                    Upon the earlier of the date the Registration Statement becomes effective or six (6) months from the date of filing the Registration Statement, the stock will be issued to the Plaintiff Class. The issuance of the stock, whether registered or not, shall fully satisfy the LaserMaster Contribution.

                    The rights and obligations of LaserMaster under the terms of this Stipulation with respect to the LaserMaster Contribution, including registration rights of the stock, are assignable to and assumable by a third party, in whole or in part, at any time prior to the date of issuance of the stock, without prior notice to the Court,

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     the Plaintiff Class or Plaintiffs' counsel.  In the event an assignment or assumption is made, Plaintiffs' Settlement Counsel and Plaintiffs' Lead Counsel shall be immediately notified. Notwithstanding the election to contribute stock, LaserMaster may assign its obligations and substitute payment of cash in the amount of $636,000.00 at any time prior to the issuance of the stock to the Plaintiff Class.

               3. The Individual Defendants, and each of them, do not have any obligation to contribute to the Class Settlement Fund, the Virginia Surety Contribution, or the LaserMaster Contribution.

          B.   RELEASE TERMS.

               After notice, hearing and final approval of this Stipulation by the Court, the Settling Defendants will be released under the following terms:

               1. All claims and causes of action which were or could have been brought individually or on a class basis in the Litigation including, but not limited to, claims which relate directly or indirectly to any of the facts, transactions, events, occurrences, acts or omissions mentioned or referred to in the Class Action Complaint and all Settled Claims (the "Released Claims") against the

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     Settling Defendants (the "Released Parties"), will be dismissed with prejudice and on the merits, without costs to any party. The Class Plaintiffs will release and forever discharge the Released Parties from any and all of the Released Claims. In accordance with this Stipulation, each Class Representative will execute a separate release on behalf of themselves individually and, in their representative capacity, on behalf of the members of the Plaintiff Class.

               2. The Class Plaintiffs will be forever barred and enjoined from commencing, instituting or prosecuting any action or other proceeding in any court of law or equity, arbitration tribunal or administrative forum, directly, representatively or derivatively, asserting against the Released Parties any claims that relate to or constitute any of the Released Claims.

               3. LaserMaster acknowledges that the Individual Defendants, through their Insurer, are making a contribution to this settlement. In consideration of their contribution, LaserMaster releases any claims it may have against the Individual Defendants relating to this Litigation or the Settled Claims.

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VIII.     THE COURT'S ORDER PRELIMINARILY APPROVING
          THE SETTLEMENT.

          After execution of this Stipulation, counsel for the undersigned parties shall apply jointly to the Court for an Order in form and substance substantially identical to the proposed Order attached hereto as Exhibit C ("Order Preliminarily Approving Settlement"), which shall specifically include provisions which:

          A. preliminarily approve the settlement as embodied in this Stipulation;

          B.   provide for notice to the class;

          C.   provide a date for a hearing in respect to final approval.

          D. are necessary to implement the terms of the Stipulation of Settlement.

IX.       JUDGMENT TO BE ENTERED BY THE COURT
          APPROVING THE SETTLEMENT.

          If, after notice to the Class and a hearing, the Court gives final approval to this settlement, then a judgment shall be entered in this action which shall specifically incorporate provisions which accomplish the following:

          A. approving finally this settlement and its terms as being fair, reasonable and adequate settlement of this action

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within the meaning of Rule 23 of the Federal Rules of Civil Procedure and directing its consummation pursuant to its terms;

          B. directing that the Litigation be dismissed without costs and upon the merits and with prejudice and in full and final discharge of any and all claims asserted or which could have been asserted in the Class Action Complaint;

          C.   incorporating the release and injunctive provisions set forth in
Section VII above;

          D. reserving jurisdiction over this action, including all further proceedings concerning finalization of this settlement, resolving disputes that may arise and such other matters as may come to the Court's attention; and

          E. containing such other and further provisions consistent with the terms of this settlement as the Court may deem advisable.

X.        DEPOSITORY AGREEMENT.

          A. It is agreed that all of the parties to this Stipulation will be bound by all the terms and conditions of a Depository Agreement in substantially the form attached hereto as Exhibit A.

          B. Settlement Counsel may withdraw, on the basis of an appropriate Order of the Court, up to $150,000.00 from the

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Class Settlement Fund prior to, INTER ALIA, (1) the tender of the
LaserMaster Contribution; (2) final approval for necessary costs of administration, including giving individual and published notice to the Class, identifying Class members and processing claims. Settlement Counsel is also authorized to execute such transactions on behalf of the Class Plaintiffs as are consistent with the terms of this Stipulation and the Depository Agreement attached hereto as Exhibit A.

XI.       SUPERVISION AND DISTRIBUTION OF THE
          CLASS SETTLEMENT FUND.

          The Settling Defendants shall have no responsibility of any kind with respect to the distribution of the Court-approved Class notice or the processing of claims against the Class Settlement Fund or otherwise with respect to the administration of this settlement or the Class Settlement Fund nor shall the Settling Defendants have any responsibility for allocation of the attorneys' fees, costs or expenses, if any, which may be awarded by the Court.

XII.      CONDITIONS OF SETTLEMENT; EFFECT OF
          DISAPPROVAL; CANCELLATION AND TERMINATION.

          A. This Stipulation shall be deemed terminated and canceled, and shall have no further force and effect whatsoever, if:

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               1.   it is not presented to the Court;

               2.   there is no Effective Date;

               3. the Court denies the motion to enter an Order preliminarily approving the settlement;

               4. the Court denies the motion to enter a final judgment as provided in Paragraph IX hereto or, if such a final judgment is entered, it later is reversed or materially modified, whether on appeal or otherwise;

               5. should more than two percent (2%) of the members of the Plaintiff Class, in terms of total damages allegedly suffered by the Plaintiff Class, elect to opt out of participation in this Settlement, the Settling Defendants may, at their option, withdraw from this Settlement and declare the Settlement to be null and void.

          B. In the event that this Stipulation fails to become effective for any reason whatsoever, then within ten (10) days after written notice is sent by any party to the Depository Agreement or any of the undersigned parties to this Stipulation to all of the other parties to the Depository Agreement and all of the other undersigned parties to this Stipulation, the Class Settlement Fund shall be refunded to the persons who made the payments into such fund, plus all interest earned thereon, less

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(1) reasonable Depository fees and expenses; (2) any amounts actually disbursed, billed or incurred for tax liabilities on the Class Settlement Fund or expenses incurred in preparation of necessary forms and reports with respect thereto, if any; and (3) expenditures actually disbursed, billed or incurred for administration as set forth in Paragraph X(B) hereof as approved by the Court. In such event, the undersigned parties shall be deemed to have reverted to their respective status as of the date and time immediately prior to the execution of this Stipulation, and they shall proceed in all respects as if this Stipulation, its exhibits and any related agreements or Orders had never been executed. Further, the undersigned parties jointly will seek vacation of any Order entered or actions taken in connection herewith.

XIII.     MISCELLANEOUS PROVISIONS.

          A. All of the exhibits attached hereto are hereby incorporated by this reference as though fully set forth herein.

          B. This Stipulation may be amended or modified only by a written instrument signed by all undersigned parties or their successors in interest.

          C. This Stipulation and its exhibits constitute the entire agreement among the undersigned parties and no

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representations, warranties or inducements have been made to any party concerning this Stipulation or its exhibits other than the representations, warranties and covenants contained and memorialized in such documents.

          D. Lead Counsel and/or Settlement Counsel, on behalf of the Class Plaintiffs, is expressly authorized to take all appropriate action required or permitted to be taken pursuant to this Stipulation to effectuate its terms and also is expressly authorized to enter into, on behalf of the Class Plaintiffs, any modifications or amendments to this Stipulation which Lead Counsel and/or Settlement Counsel deems appropriate.

          E. This Stipulation may be executed in one or more counterparts. All executed counterparts and each of them shall be deemed to be one and the same instrument, provided that counsel for the undersigned parties shall exchange among themselves original signed counterparts, the original signature pages are appended to the original Stipulation and the original Stipulation is tendered to counsel for LaserMaster after the Stipulation has been executed.

          F. This Stipulation shall be binding upon and inure to the benefit of the successors and assigns of the undersigned parties.

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          G.   All terms of this Stipulation and the exhibits hereto shall be governed by and interpreted according to the laws of the State of Minnesota.

          H. All parties shall use their best efforts to perform all terms of this Stipulation.

          I. Should any of the provisions of this Stipulation conflict with terms of the exhibits hereto, the terms of this Stipulation shall control except for Orders of the Court.

          J. The counsel who have executed this Stipulation represent that they have been authorized by their respective clients to do so, and that their respective clients have represented that all corporate authority necessary to enter into and effectuate the terms of this Stipulation has been provided.

          IN WITNESS WHEREOF, the parties hereto have caused this Stipulation to be executed by their duly authorized representatives as of the dates indicated below.


DATED: __________, 1997  LOCKRIDGE GRINDAL NAUEN &
                         HOLSTEIN P.L.L.P.



                       BY________________________________________
                         RICHARD A. LOCKRIDGE, #64117
                         PATRICIA A. BLOODGOOD, #157673
                         2200 Washington Square Building
                         100 Washington Avenue South

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                         Minneapolis, Minnesota 55401
                         (612) 339-6900

                         Plaintiffs' Lead Counsel


DATED: __________, 1997  CHESTNUT & BROOKS, P.A.



                       BY___________________________________
                         JACK L. CHESTNUT, #16378
                         KARL L. CAMBRONNE, #14321
                         3700 Piper Jaffray Tower
                         222 South Ninth Street
                         Minneapolis, Minnesota 55402
                         (612) 339-7300

                         Plaintiffs' Settlement Counsel

                         Vernon J. Vander Weide, #112173
                         HEAD, SEIFERT & VANDER WEIDE
                         One Financial Plaza, Suite 2400
                         120 South Sixth Street
                         Minneapolis, Minnesota 55402
                         (612) 339-1601

                         Herbert E. Milstein
                         COHEN, MILSTEIN, HAUSFELD & TOLL
                         1100 New York Avenue N.W.
                         West Tower, Suite 500
                         Washington, D.C.  20005-3934
                         (202) 408-4600

                         Mark Reinhardt, #90530
                         Gavin S. Wilkinson, #232464
                         REINHARDT AND ANDERSON
                         E-1000 First National Bank Building
                         332 Minnesota Street
                         St. Paul, Minnesota 55101
                         (612) 227-9990

                         Charles H. Johnson, #50696

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                         CHARLES H. JOHNSON & ASSOCIATES
                         2599 Mississippi Street
                         New Brighton, Minnesota 55112
                         (612) 633-5685

                         John A. Cochrane, #17577
                         COCHRANE & BRESNAHAN, P.A.
                         24 East Fourth Street
                         St. Paul, Minnesota 55101
                         (612) 297-1950

                         Counsel for Class Plaintiffs


DATED: __________, 1997  HINSHAW & CULBERTSON



                       BY_______________________________________
                         FRANK A. TAYLOR, #206155
                         3200 Piper Jaffray Tower
                         222 South Ninth Street
                         Minneapolis, Minnesota 55402
                         (612) 333-4800

                         Counsel for Defendant LaserMaster
                         Technologies, Inc. and Individual
                         Defendants Melvin L. Masters and
                         Robert J. Wenzel

DATED: __________, 1997  FAEGRE & BENSON, LLP



                       BY___________________________________
                         GORDON G. BUSDICKER, #13663
                         2200 Norwest Center
                         90 South Seventh Street
                         Minneapolis, Minnesota 55402-3901
                         (612) 336-3000

                         Counsel for Individual Defendant
                         Lawrence J. Lukis and Ralph Rolen,

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                         individually and as Trustee


                                      24
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                                      EXHIBIT A



                                 Depository Agreement

                                 DEPOSITORY AGREEMENT



     THIS DEPOSITORY AGREEMENT (the "Depository Agreement") is entered into in connection with the Stipulation of Settlement ("Stipulation") dated July 11, 1997, and filed with the United States District Court for the District of Minnesota (the "Court") in the following action (the "Litigation"):

      IN RE LASERMASTER TECHNOLOGIES, INC. SECURITIES LITIGATION
      Civil File No. 4-95-631.

I.        RECITALS

          A.   The parties to this Depository Agreement are as follows:

               1. the Class Plaintiffs named in the Litigation, through their Lead Counsel, Lockridge Grindal Nauen & Holstein P.L.L.P., and Settlement Counsel, Chestnut & Brooks, P.A., as designated by the Court;

               2. LaserMaster Technologies, Inc. ("LaserMaster"), through its attorneys;

               3. The Individual Defendants (as defined in Paragraph I(I) of the Stipulation;

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               4.   Virginia Surety Company, Inc., insurer on behalf of the
Individual Defendants (the "Insurer"); and

               5. Norwest Bank Minnesota, N.A., as depository for the Class Settlement Fund (the "Depository").

          B. The Class Plaintiffs, LaserMaster and the Individual Defendants have entered into the Stipulation which provides for dismissal with prejudice of the Settled Claims therein in favor of the Settling Defendants in consideration of, among other things, the payment of the amount specified in the Stipulation.

          C. The parties hereto have entered into this Depository Agreement in order to carry out and effectuate the Settlement set forth in the Stipulation. The provisions of the Stipulation, including the definitions of the terms used therein, are hereby incorporated by reference as though fully set forth in this Depository Agreement; provided, however, that the Depository's obligations are as expressly stated in this Depository Agreement and the Depository is not bound to any terms of the Stipulation not set forth with particularity herein. The provisions of this Depository Agreement, which are incorporated by reference in the Stipulation, are to be construed in accordance with the provisions of the Stipulation (except as herein provided with regard to the Depository).

          D. Now, therefore, in consideration of the foregoing and the mutual covenants and considerations contained herein, the parties agree as follows:

II.       DEPOSITS INTO ESCROW

          A. Within three (3) business days after an Order granting preliminary approval of the Settlement is entered by the U.S. District Court, the Insurer, on behalf of the Settling Defendants (as defined in Paragraph I(N) of the Stipulation), shall cause to be deposited with the Depository, by wire transfer, the sum of $2.464 million, which amount, upon receipt by the Depository, shall constitute a portion of the "Class Settlement Fund." The balance of the fund will be contributed by LaserMaster. On January 26, 1998, LaserMaster will advise Class Plaintiffs of its election to pay $636,000.00 in cash within thirty (30) days of January 23, 1998, or pay in stock of LaserMaster, the number of shares to be determined as of the closing bid price on January 23, 1998, equal to $636,000.00 in value. If LaserMaster elects to contribute stock, LaserMaster shall, within sixty (60) days of that date, file a Registration

Statement with the SEC. Upon the earlier of the date the Registration Statement becomes effective or six (6) months from the date of filing the Registration Statement, the stock will be issued to the Plaintiff Class. The issuance of the stock, whether registered or not, shall fully satisfy the LaserMaster Contribution and shall constitute a portion of the Class Settlement Fund. The Class Settlement Fund shall be and is hereby deemed a "qualified settlement fund" as that term is defined by Treasury Regulation 1.468B-1.

               The rights and obligations of LaserMaster under the terms of the Stipulation with respect to the LaserMaster Contribution, including registration rights of the stock, are assignable to and assumable by a third party, in whole or in part, at any time prior to the date of issuance of the stock, without prior notice to the Court, the Plaintiff Class or Plaintiffs' counsel. Notwithstanding the election to contribute stock, LaserMaster may assign its obligations and substitute payment of cash in the amount of $636,000.00 at any time prior to the issuance of the stock to the Plaintiff Class. In the event an assignment or assumption is made, Plaintiffs' Settlement Counsel and Plaintiffs' Lead Counsel shall be immediately notified and the cash payment shall be deposited within thirty (30) days or, in any event, no later than the date the stock would have been issued.

          B. The Class Settlement Fund shall be distributed only by further order of the Court. The Depository shall be entitled to rely, as to distributions and withdrawals of the Class Settlement Fund, on any order of the Court, notwithstanding that any such order is subsequently reversed, vacated, remanded, modified or stayed on appeal, except that the Depository is not required to comply with any order subsequent to the time it receives actual notice that such order is stayed for any reason; provided, however, that Settlement Counsel may withdraw up to $150,000.00 from the Class Settlement Fund prior to final approval for necessary costs of administration. After final approval, Settlement Counsel may withdraw additional costs of administration as may be approved by appropriate order of the Court.

III.      INTEREST AND INVESTMENTS

          A. Promptly upon receipt of the funds referred to in Paragraph II(A) above, the Depository shall cause such funds to be invested and reinvested solely in financial instruments backed by the full faith and credit of the United States.

          B. All interest earned on the Class Settlement Fund shall be added to the Class Settlement Fund and distributed pursuant to order of the Court.

IV.       DEPOSITORY'S FEES AND EXPENSES

          A. For its services in receiving, investing and reinvesting the Class Settlement Fund, the Depository shall be entitled to withdraw from the Class Settlement Fund a fee as follows:

               1. its usual penalty, if any, for any early withdrawal from a certificate of deposit, and

               2.   its usual charge for outgoing wire transfers.

For any additional services, the Depository shall be entitled to such compensation as may be agreed to by Settlement Counsel and allowed by the Court.

          B. The Depository shall be compensated solely as described in Paragraph IV(A) above from the Class Settlement Fund and the Depository shall not have any claim for compensation against the parties hereto.

V.        TERMINATION OF STIPULATION

          In the event that the Stipulation is voided, terminated or canceled, or fails to become effective for any reason whatsoever, then within ten (10) business days after written notice is sent by counsel for any of the parties hereto to the Depository and all other parties, the Class Settlement Fund shall be refunded to the person(s) who made payments into such fund, plus all interest earned thereon, less reasonable Depository fees and expenses as described in Paragraph IV(A) above and any amounts actually disbursed, billed or incurred for tax liabilities on income earned by the Class Settlement Fund or expenses incurred in preparation of necessary forms and reports with respect thereto, if any, and expenditures actually disbursed, billed or incurred for administration as set forth in Paragraph XII(B) of the Stipulation. In such event, the Insurer shall be entitled to any tax refund owing to the Class Settlement Fund. At the Insurer's request, the Depository shall apply for any such refund and pay the proceeds, less the cost of obtaining the tax refund for the Insurer.

VI.       MISCELLANEOUS PROVISIONS

          A. At least quarterly, until the Effective Date as defined in Paragraph I(H) of the Stipulation, the Depository shall file with Settlement Counsel, counsel for the Settling Defendants and counsel for the Insurer a statement of receipts, disbursements and property on hand pertaining to the Class Settlement Fund.

          B. Should the Depository receive or become aware of any demands or claims with respect to the Class Settlement Fund, other than those as contemplated by the Stipulation, it shall have the right to apply to the Court, on notice to the parties hereto, for appropriate instructions.

          C. The Depository's acceptance and administration of the Class Settlement Fund shall constitute the submission of the Depository to the jurisdiction of the Court for the purpose of carrying out this Depository Agreement.

          D. This Depository Agreement may not be assigned by the Depository without prior written approval of the parties hereto. The parties hereby consent and agree that any consented-to appointment of a new depository and substitution of a new depository agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

          E. All funds held by the Depository shall be deemed and considered to be held in the jurisdiction of the Court until such time as such funds shall be distributed or returned consistent with the terms of the Stipulation and this Depository Agreement. The Settling Defendants and the Insurer shall have no responsibility or liability for the investment, administration or distribution of such funds or for the actions of the Depository.

          F. The parties hereby agree to treat the Class Settlement Fund as a designated settlement fund within the meaning of Section 468B of the Internal Revenue Code of 1986. The parties agree to elect to treat the Class Settlement Fund as a "qualified settlement fund" under Section 1.468B-1 of the Regulations and the Settling Defendants agree to cooperate as may be reasonably requested by Settlement Counsel to make such filings as may be required to effect such election.

          G. The Depository shall pay the costs of administration of the Class Settlement Fund only upon written direction provided by Settlement Counsel which will then be subject to approval of the Court in the Order for Final Judgment. Examples of such administrative costs are costs of mailing notices, costs of printing and publishing the notices and expenses of the third-party settlement administrator.

          H. The Depository has been appointed in compliance with the Stipulation and is subject to the orders of the Court.

          I. This Depository Agreement shall be governed and interpreted according to the laws of the State of Minnesota.

          J. The Depository may terminate the Depository Agreement at any time upon 30 days' prior written notice to all parties, or upon such shorter notice period as may be required by any regulatory agency or official having authority over the Depository. Upon the expiration of said notice period, the Depository may pay the balance of the Class Settlement Fund to a successor depository or an escrow agent designated by mutual agreement of the other parties hereto or to the Court if no successor depository or escrow agent is designated by the parties.

          IN WITNESS WHEREOF, the parties hereto have executed this Depository Agreement through their respective attorneys as aforesaid and the Depository also has executed this Depository Agreement, as of the date of execution of the Stipulation, by its signature below.

DATED: __________, 1997       LOCKRIDGE GRINDAL NAUEN &
                              HOLSTEIN P.L.L.P.



                            BY___________________________________
                              RICHARD A. LOCKRIDGE, #64117
                              PATRICIA A. BLOODGOOD, #157673
                              2200 Washington Square Building

                              100 Washington Avenue South
                              Minneapolis, Minnesota 55401
                              (612) 339-6900

                              Plaintiffs' Lead Counsel





DATED ___________, 1997       CHESTNUT & BROOKS, P.A.



                            BY___________________________________
                              JACK L. CHESTNUT, #16378
                              KARL L. CAMBRONNE, #14321
                              3700 Piper Jaffray Tower
                              222 South Ninth Street
                              Minneapolis, Minnesota 55402
                              (612) 339-7300

                              Plaintiffs' Settlement Counsel

DATED: __________, 1997       HINSHAW & CULBERTSON



                            BY___________________________________
                              FRANK A. TAYLOR, #206155
                              32OO Piper Jaffray Tower
                              222 South Ninth Street
                              Minneapolis, Minnesota 55402
                              (612) 333-4800

                              On Behalf of Defendant
                              LaserMaster Technologies, Inc.
                              and Individual Defendants Melvin
                              L. Masters and Robert J. Wenzel




DATED: __________, 1997       FAEGRE & BENSON, LLP



                            BY___________________________________
                              GORDON G. BUSDICKER, #13663
                              2200 Norwest Center
                              90 South Seventh Street
                              Minneapolis, Minnesota 55402-3901
                              (612) 336-3000

                              On Behalf of Individual Defendant
                              Lawrence J. Lukis and Ralph Rolen,
                              individually and as Trustee




DATED: __________, 1997       WILSON, ELSER, MOSKOWITZ,
                              EDELMAN & DICKER



                            BY___________________________________

                              JAMES THURSTON
                              120 North LaSalle Street
                              26th Floor
                              Chicago, Illinois  60602
                              (312) 704-0550

                              Counsel for Insurer
                              Virginia Surety Company, Inc.



DATED: _________, 1997        NORWEST BANK MINNESOTA, N.A.



                            BY___________________________________
                              LON P. LeCLAIR
                              Corporate Trust Services
                              Norwest Center
                              6th Street and Marquette Avenue
                              Minneapolis, Minnesota  55479-0069
                              (612) 667-4803

                                     EXHIBIT B


                            Memorandum of Understanding

                            UNITED STATES DISTRICT COURT
                               DISTRICT OF MINNESOTA
                                  FOURTH DIVISION


__________________________

IN RE LASERMASTER
TECHNOLOGIES, INC.,
SECURITIES LITIGATION         Master File No. 4-95-631
This document relates to:
All actions,
__________________________

     The Memorandum of Understanding taken before Kelly L. Hemsath, RPR, a Notary Public in and for the County of Hennepin, State of Minnesota, taken on the 21st day of April, 1997, at 222 South Ninth Street, Minneapolis, Minnesota, commencing at approximately 5:00 p.m.



                           KIRBY A. KENNEDY & ASSOCIATES
                                   (612) 922-1955

          MR. TAYLOR: This is a Memorandum of Understanding with respect to the settlement of In Re: Lasermaster Technologies, Inc., Securities Litigation, pending in the United States District Court, District of Minnesota, Fourth Division, docketed as Master File Number 4-95-631.

          On April 21, 1997, and two days prior to that date, settlement discussions were held before the Honorable Robert G. Schieffelbein (PRET). Present during those discussions have been counsel for the Plaintiffs, who are.

          MR. CAMBRONNE: Karl Cambronne, with the firm of Chestnut & Brooks, and my partner Jack Chestnut.

          MR. LOCKRIDGE: Richard Lockridge and Brent Jordon of the Lockridge, Grindal Law Firm in Minneapolis.

          MR. TAYLOR: Also present were representatives of Virginia Surety Insurance Company who are.

          MS. LEPPIN: Grace Leppin.

          MR. THURSTON: James Thurston of the law firm of Wilson, Elser, Moskowitz, Edelman & Dicker.

          MR. TAYLOR: Representatives of the St. Paul Insurance Company were also present during these discussions. They were.

          MR. SHARBONO: Randy Sharbono and Mark Krueger of the Meagher, Geer Law Firm for the St. Paul Companies.

          MR. TAYLOR: Representing Defendants Lasermaster Technologies, Mel Masters and Robert Wenzel, was Frank Taylor, member of the firm Popham, Haik, Schnobrich & Kaufman in the Minneapolis office. Representing Defendant Larry Lukis was.

          MR. BUSDICKER: Gordon Busdicker of the firm of Faegre & Benson.

          MR. TAYLOR: The remainder of this instrument embodies the agreement reached today in principle between the parties and the insurance company.

                                    PARAGRAPH I

          Settlement of this matter is subject to (interalia) negotiations and execution by the parties of a definitive settlement agreement; (II), preliminary approval of the settlement by the Court; (III), final entry of the final judgment approving the settlement by the Court; and (IV) --

          MR. TAYLOR: Let's go off the record for a second.

          (Whereupon, a discussion was held
          off the record.)

                                    Paragraph II

          Should more than 2 percent of the members of the class in terms of total damages allegedly suffered by the class, elect to opt out of participation in this settlement, the Lasermaster Defendants may, at their option, withdraw from this settlement.

                                   Paragraph III

          This settlement shall remain confidential between the parties until presented to the Court for preliminary approval.

                                    Paragraph IV

          The Virginia Surety Company, Inc. has agreed to contribute cash in hand paid in the amount of $2,464,000 for settlement of this matter. Upon preliminary approval of the settlement by the Court, the Virginia Surety Company, Inc. shall cause the $2,464,000 to be wire transferred to an interest-bearing escrow account. The parties shall negotiate, draft and execute the appropriate Escrow Agreement for this sum.

                                    PARAGRAPH V

          Upon final approval of the settlement, the $2,464,000 contributed by the Virginia Surety Company, Inc. shall be distributed to the members of the class, together with any interest accrued on that sum less costs paid to the escrow agent.

                                    PARAGRAPH VI

          The Lasermaster Defendants agree to contribute common stock having a value of $636,000.

Regardless of the date for the hearing on final approval of the settlement, the value to be assigned to the common stock contributed to the settlement by the Lasermaster Defendants assigned as of January 23, 1998. This value shall be as of the close of market on that date. Lasermaster agrees that it shall file a registration statement with the Securities Exchange Commission within 60 days of January 23, 1998. Lasermaster and its sole option may substitute cash for the common stock to satisfy its obligations under this agreement.

                                   PARAGRAPH VII

          In consideration of the settlement sums previously described, the class representatives shall release, discharge and satisfy any and all claims, demands, causes of action which were asserted or could have been asserted in this litigation against Lasermaster, its control persons, as that term is defined in the Securities Act of 1933, its an attorneys, its assigns and the individual Defendants and insurers.

                                   PARAGRAPH VIII

          Also, in consideration of the payment of the settlement sums previously described, the class representatives on behalf of the class release, discharge and satisfy any and all claims, demands and causes of action which were or could have been brought in this litigation against the individual Defendants Melvin Masters, Larry Lukis, Robert Wenzel and each of them together with their assigns, heirs, legatees, attorneys, agents, and insurers.

                                    PARAGRAPH IX

          Ralph Rolen was previously named as a Defendant in this action and was dismissed without prejudice upon Motion by the Court. In consideration of the settlement sums, the class representatives release, discharge and satisfy any and all claims, demands and causes of action which were asserted or could have been asserted in this litigation against Ralph Rolen both in his capacity as a director of Lasermaster and in his capacity as the trustee for the Master's Trust I, together with the Master's Trust I itself and Mr. Rolen's agents, heirs, legatees, assigns, agents and attorneys, and insurers.

                                    PARAGRAPH X

          In addition to the releases previously identified, the class representatives shall release any and all claims, demands, and causes of action which could have been asserted by the members of the class, who, after December 8, 1994, purchased or sold Lasermaster securities through close of business on May 20, 1996.

                                    PARAGRAPH XI

          Under the terms of Lasermaster's insurance policy with the Virginia Surety Company, Inc., Lasermaster is entitled to reimbursement of the attorney fees and disbursements incurred in the defense of this action. In consideration of the settlement sum paid by the Virginia Surety Company, Inc. Lasermaster agrees to waive its claim for attorney fees and disbursements under the policy.

          (Whereupon, a discussion was held off the record.)

          The following releases will be given to the Virginia Surety Company,
Inc.:

          MR. THURSTON: On behalf of Mr. Masters, Mr. Lukis, Mr. Wenzel and Ms. Faren, in exchange for the settlement payments discussed above, these individuals agree to provide Virginia Surety Company, Inc. with a complete and total policy release of any and all claims, presently known or unknown, including, but not limited to, the present securities litigation and the list of claims in the letter dated May 17, 1996, from Michael Knight of Lasermaster to Mr. Mark Krueger of St. Paul Fire and Marine Insurance Company.

          With respect to Lasermaster, it will provide, on behalf of Mr. Masters, Mr. Lukis, Mr. Wenzel and Ms. Faren, a complete and total policy release of any and all claims, presently known or unknown, including, but not limited to the present securities litigation and the list of claims in the letter dated May 17, 1996, from Michael Knight of Lasermaster to Mr. Mark Krueger of St. Paul Fire and Marine Insurance Company. Subject --

          MR. TAYLOR: Now, so we are clear, that complete policy release, as proposed by counsel, is only with respect to the policy issued by Virginia Surety Company, Inc. It does not extend to the policy provided by the St. Paul. And the specific policy number was issued by Virginia Surety Company, Inc. policy number CDP 10181, renewal of CDP 10025.

          MR. THURSTON: And continuing. Subject to board approval, a complete and total policy release of any and all claims under Section 1B of the Virginia Surety Company, Inc. policy, presently known or unknown, including, but not limited to, the present securities litigation and the list of claims in the letter dated May 17, 1996, from Michael Knight of Lasermaster to Mr. Mark Krueger of St. Paul Fire and Marine Insurance Company.

          MR. TAYLOR: The Lasermaster Defendants understand that the release of policy by Lasermaster is a condition precedent for the Virginia Surety Company, Inc. to consummate this settlement agreement. If the Board of Directors of Lasermaster does not approve this policy release, this settlement agreement, according to what we have been told by Mr. Thurston, will not be effective. Lasermaster will use its best efforts to secure Board approval by --

          MR. TAYLOR: Off the record.

          (Whereupon, a discussion was held off the record.)

          MR. TAYLOR: Lasermaster will use its best efforts to secure the Board's position on this policy release on or before close of business on May 12, 1997. Mr. Taylor will advise Mr. Lockridge and Mr. Thurston and Mr. Sharbono of the Board's position.

          (Whereupon, a discussion was held off the record.)

          MR. TAYLOR: The Court shall determine the attorney fees, if any, to be awarded to counsel for the Plaintiff class, together with any disbursements to be repaid by counsel that were advanced on behalf of the Plaintiff's class. Costs of administration, such as publication costs, mailing of notice costs and other such incidental costs, and costs of the escrow agent shall also be paid out of the settlement sums. All such costs and fees must be approved by the court.

                                   PARAGRAPH XII

          Lasermaster cannot advise the parties as to when the registration statement will be declared effective by the Securities Exchange Commission. It is anticipated that after the registration statement is declared effective the common stock shall be freely transferrable.

                                   PARAGRAPH XIII

          Lasermaster shall exercise its option to tender stock or cash on January 23, 1998, and shall advise Mr. Lockridge, counsel for the Plaintiff's class, of its election by close of business on January 26, 1998. Should the Lasermaster Defendants elect to tender cash, they will do so by close of business on February 23, 1998.

                                   PARAGRAPH XIV

          The class period itself shall be defined by the Court.

          There are a couple of other items to be placed on the record. Counsel for the St. Paul has advised us that the St. Paul wishes to reserves its rights under the policy, and naturally the Lasermaster Defendants also reserve their rights over and against the St. Paul. We should also note, to be clear, that the cash to be paid by Virginia Surety was $2,464,000.

          Also, the number of shares of common stock, if any, to be contributed to the settlement by the Lasermaster Defendants, shall be determined as of January 23, 1998. The number of shares is, of course, dependent upon the value or the market price of Lasermaster common stock as ascertained by close of the market on that date.

          MR. THURSTON: I'd like to add one thing just with respect to Defendants Rolen, Masters, Lukis and Wenzel, that it's been represented that they have been indemnified fully for their defense expenses and costs relating to the securities litigation.

STATE OF MINNESOTA )
                   )  ss
COUNTY OF HENNEPIN )

          Be it known that I took the Memorandum of Understanding on the 21st day of April, 1997 at Minneapolis, Minnesota;

          That I was then and there a Notary Public in and for the County of Hennepin, State of Minnesota, and that by virtue thereof, I was duly authorized to administer an oath;

          That the witness before testifying was by me first duly sworn to testify the whole truth and nothing but the truth relative to said cause;

          That the testimony of said witness was recorded in Stenotype by myself and transcribed into typewriting under my direction, and that the deposition is a true record of the testimony given by the witness to the best of my ability;

          That I am not related to any of the parties hereto nor interested in the outcome of the action;

          That the reading and signing of the deposition by the witness and Notice of Filing were waived;

          WITNESS MY HAND AND SEAL THIS _ day of 1997.



____________________________
                                   Kelly L. Hemsath, RPR
                                   Court Reporter

                                      EXHIBIT C


                                  Proposed Order for
                                 Preliminary Approval

                             UNITED STATES DISTRICT COURT
                                DISTRICT OF MINNESOTA
                                   FOURTH DIVISION

-----------------------------------

IN RE LASERMASTER TECHNOLOGIES,                          CIVIL FILE NO. 4-95-631
INC. SECURITIES LITIGATION

-----------------------------------

                                 ORDER PRELIMINARILY
                                 APPROVING SETTLEMENT


     WHEREAS, LaserMaster Technologies, Inc. ("LaserMaster"), the Individual Defendants (as defined in Paragraph I(I) of the Stipulation of Settlement herein) and the Class Plaintiffs in this Litigation have applied for an Order pursuant to Rule 23(e) of the Federal Rules of Civil Procedure, preliminarily approving a proposed settlement of the Class action in accordance with the Stipulation of Settlement (the "Stipulation" or "Proposed Settlement") entered into by the parties on July 11, 1997, a copy of which is attached to the Notice of Motion and Motion as Exhibit A.

     NOW, THEREFORE, pursuant to Rule 23(e) of the Federal Rules of Civil Procedure, upon the agreement of the parties and after consideration of the Stipulation and the exhibits annexed thereto,

     IT IS HEREBY ORDERED that:

     1. The representations, agreements, terms and conditions of the Stipulation dated July 11, 1997, and exhibits annexed thereto, are preliminarily approved.

     2. For purposes of the Proposed Settlement, Jack L. Chestnut of Chestnut & Brooks, P.A., Minneapolis, Minnesota, is hereby appointed and designated as Settlement Counsel to act on behalf of the Plaintiff Class and other Plaintiffs' counsel with respect to all acts or consents permitted or required by the Stipulation or such other acts as may be reasonably necessary to consummate the Proposed Settlement.

     3. Having reviewed the proposed form of Notice of Class Action Settlement and of Hearing (the "Notice") submitted by the parties as Exhibit B to the Notice of Motion and Motion and the Plan of Distribution contained therein, the Court hereby approves such Notice and directs that Settlement Counsel shall mail or cause to be mailed such Notice to all members of the Plaintiff Class ("Plaintiff Class Members") who can be identified through reasonable effort.
The mailing is to be made by first class United States mail, postage prepaid, at least 55 days prior to the date of hearing on approval of the Proposed Settlement.

     4. Having reviewed the proposed form of Summary Notice of Hearing on Proposed Settlement of Class Action (the "Summary Notice") submitted by the parties as Exhibit C to the Notice of Motion and Motion, the Court hereby approves such Summary Notice and directs that Settlement Counsel shall cause such Summary Notice to be published once in the Monday Legal Section of USA TODAY at least 45 days prior to the hearing date for the approval of the Proposed Settlement.

     5. The Court finds and determines that mailing of the Notice and publication of the Summary Notice constitutes the best notice to the Plaintiff Class practicable under the circumstances, constitutes due and sufficient notice of the matters set forth in said Notices to all persons entitled to receive notice, and fully satisfies the requirements of due process and of Rule 23 of the Federal Rules of Civil Procedure. The Court further authorizes Settlement Counsel to expend, prior to the effective date without further Order of the Court, up to $150,000.00 of the Class Settlement Fund (as defined in the Stipulation) for costs of identifying Plaintiff Class Members, printing and giving notice to the Plaintiff Class, processing claims and related administration expenses of the Class Settlement Fund. Settlement Counsel will provide the Court with an accounting of these expenditures from the Class Settlement Fund.

     6. A hearing will be held in the United States District Court, District of Minnesota, in Courtroom 15E, United States Courthouse, 300 South Fourth Street, Minneapolis, Minnesota 55415, at 3:00 p.m. on October 6, 1997 (the "Settlement Hearing"), to determine (a) whether the Proposed Settlement should be approved as fair, reasonable, adequate and in the best interests of the Plaintiff Class; (b) whether a final judgment should be entered against Plaintiff Class Members in favor of the Settling Defendants as required by the Stipulation; and (c) the Class Plaintiffs' application for an award of attorneys' fees, experts' fees, costs and expenses (the "Fee Petition") and fees to the Class representatives and further costs of administration and a reserve for contingencies. The Settlement Hearing is subject to continuation or adjournment by the Court without further notice.

     7. Any Plaintiff Class Member who desires to object to the Proposed Settlement, the distribution of Settlement proceeds or the Fee Petition, or to appear at the Settlement Hearing and show cause, if any, why the same should not be approved as fair, reasonable, adequate and in the best interests of the Plaintiff

Class or why a final judgment should not be entered thereon, must serve and file a written notice of intention to appear and written objections in the form and manner required by the Notice. Such notice of intention to appear and objections must be directed to the Clerk of United States District Court for the District of Minnesota. Written notice must be delivered on or before September 18, 1997, c/o Norwest Bank Minnesota N.A., Corporate Trust Services, Attention Lon P. LeClair, Norwest Center, 6th Street and Marquette Avenue, Minneapolis, Minnesota 55479-0069 and must refer to the action IN RE LASERMASTER TECHNOLOGIES, INC. SECURITIES LITIGATION, File No. 43-96-631. Telphone notice may be provided by calling ________________ at (612) ___-____ on or before September 18, 1997. In either case, notice must be filed and received by the Clerk of Court by September 18, 1997; must provide, with respect to each transaction in the common stock of LaserMaster Technologies, Inc. made by such person during the Class Period, a statement setting forth the date, type of transaction, price and quantity (i.e., number of shares) of common stock involved and state such person's specific objections to any matter before the Court, the grounds therefor and the reasons for such person's desiring to appear and be heard; and must include all documents and other

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

writings such person wishes the Court to consider. Copies of all materials also must be served upon and received by the following counsel on or before that same date:

                    Jack L. Chestnut, Esquire
                    CHESTNUT & BROOKS, P.A.
                    3700 Piper Jaffray Tower
                    222 South Ninth Street
                    Minneapolis, Minnesota 55402

                    Plaintiffs' Settlement Counsel

                    Frank A. Taylor, Esquire
                    HINSHAW & CULBERTSON
                    3200 Piper Jaffray Tower
                    222 South Ninth Street
                    Minneapolis, Minnesota 55402

                    Counsel for Defendant
                    LaserMaster Technologies, Inc.
                    and Individual Defendants
                    Melvin L. Masters and Robert J. Wenzel

     8. Any person who wishes to object to the Proposed Settlement, to the final judgment to be entered in the Litigation, to any award of attorneys' fees, costs and expenses to Plaintiffs' counsel, to proposed fees to the Class representatives, or otherwise be heard, shall serve and file a written notice of intention to appear and written objections in the form and manner and by the date required by the Notice or may appear at the designated time and place and provide the same information. Any person who fails to object in the manner and by

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

the date required shall be deemed to have waived any objection and shall be forever barred from raising such objections in this or any other action or proceeding.

     9. Having reviewed the proposed form of Proof of Claim and Release and the Instructions for Proof of Claim and Release submitted by the parties as Exhibits D and E to the Notice of Motion, the Court hereby approves such Proof of Claim and Release and Instructions for Proof of Claim and Release and directs that Settlement Counsel shall mail or cause to be mailed such Proof of Claim and Release and Instructions for Proof of Claim and Release at the same time and in the same manner and to the same persons as provided in Paragraph 3 hereof with respect to the Notice.

     10. In order to share in any proceeds resulting from the settlement of the Litigation, Plaintiff Class Members must file a Proof of Claim and Release ("Proof of Claim") in the manner provided therein no later than October 30, 1997. A Proof of Claim filed by mail shall be deemed to have been filed when postmarked, if mailed by first class mail, registered mail or certified mail, postage prepaid, addressed in accordance with the instructions given in the Proof of Claim, and all other Proofs of Claim shall be deemed to have been filed at the time they are

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

actually received by Settlement Counsel or their designated agent.

     11. Upon the entry of the Order for Final Judgment in form and substance substantially identical to the order submitted by the parties as Exhibit F to the Notice of Motion and Motion, after the Settlement Hearing, all Plaintiff Class Members, whether or not they have filed a Proof of Claim within the time provided, shall be barred from asserting any claims against any of the Settling Defendants arising from the Settled Claims, and all Plaintiff Class Members shall be conclusively deemed to have released any and all such claims.

     12. Upon the entry of the Order for Final Judgment after the Settlement Hearing and upon the Effective Date of the final judgment contemplated by Paragraph IX of the Stipulation, which will occur on the date upon which the judgment in the Litigation becomes not subject to further appeal or review, only persons who are Plaintiff Class Members shall have rights in the distribution of the Class Settlement Fund created by the Proposed Settlement.

     13. Pending final determination of whether the Settlement contained in the Stipulation shall be approved, neither the Class Plaintiffs nor any other Plaintiff Class Member, either directly,

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

or in a representative capacity, or in any other capacity, shall continue, commence or prosecute the Litigation.

     14. The provisions of the Stipulation, including definitions of the terms used therein, are hereby incorporated by reference as though fully set forth herein.


DATED: __________, 1997       ___________________________________
                              The Honorable James M. Rosenbaum
                              United States District Judge


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